                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 9, 1994
                                                --------------------------------


               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                      0-14121                 59-2417973
- - --------------------------------------------------------------------------------

(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


Two North Riverside Plaza, Suite 950, Chicago, Illinois         60606-2607
- - --------------------------------------------------------------------------------

        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          (312) 207-0020
                                                  ------------------------------

                                Not applicable
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)








                      This document consists of 46 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS.
- - ------- ----------------------

On December 9, 1994 FANY Seventh Avenue Associates ("FANY"), a joint venture in which First Capital Income Properties, Ltd. - Series X ("Registrant") has a 50% interest, transferred its interest in the real property commonly known as the Fashion Atrium Building, located in New York, New York ("Property"). The transfer occurred upon the orderly conveyance of title of the Property to the mortgage holder pursuant to the terms and conditions of a prepackaged chapter 11 bankruptcy plan confirmed by the United States Bankruptcy Court for the Southern District of New York on November 22, 1994.

Upon the conveyance of title, the Registrant was relieved of its obligation under the mortgage loan and any interest in the assets and liabilities therein. The Registrant received no cash from the transfer of the Property.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
- - ------- ---------------------------------------------

        (page 5) Pro Forma Financial Information

        EXHIBITS

        2.1 (page 10) Order Confirming Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for FANY Seventh Avenue Associates


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                               BY: FIRST CAPITAL FINANCIAL CORPORATION
                                   GENERAL PARTNER


Date: December 27, 1994        By: /s/     NORMAN M. FIELD
     ------------------        ------------------------------------------
                                           NORMAN M. FIELD
                                   Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

The accompanying Pro Forma Balance Sheet and Pro Forma Statements of Income and Expenses have been prepared for the purpose of presenting the impact to the Partnership of the transfer by FANY Seventh Avenue Associates ("Joint Venture") of its interest in the Fashion Atrium Building ("Property"). The Partnership has a 50% interest in the Joint Venture. On December 9, 1994 the Property was transferred to the mortgage holder as a result of the orderly conveyance of title of the Property pursuant to the terms and conditions of a prepackaged chapter 11 bankruptcy plan confirmed by the United States Bankruptcy Court for the Southern District of New York on November 22, 1994. The Partnership was relieved of its obligation under the mortgage loan and any interest in the assets and liabilities therein. The Partnership received no cash from the transfer of the Property.

The Pro Forma Balance Sheet includes adjustments to the Partnership's Balance Sheet as of September 30, 1994. The Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1994 and the year ended December 31, 1993 include adjustments to reflect the transfer of the Property, the results for which were included in the Statements of Income and Expenses for the nine months ended September 30, 1994 and the year ended December 31, 1993.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)


                                    ASSETS

                                                                                      Pro Forma
                                                            September     Pro Forma    Balance
                                                            30, 1994     Adjustments    Sheet
                                                          ------------  ------------- -----------
Investment in commercial rental properties:
  Land                                                    $ 11,037,500  $ (4,109,200) $ 6,928,300
  Buildings and improvements                                37,729,600   (12,974,700)  24,754,900
                                                          ------------  ------------  -----------
                                                            48,767,100   (17,083,900)  31,683,200
  Accumulated depreciation and amortization                (11,177,200)    4,980,800   (6,196,400)
                                                          ------------  ------------  -----------
  Total investment properties, net of accumulated
    depreciation and amortization                           37,589,900   (12,103,100)  25,486,800

Cash and cash equivalents                                    5,378,700      (108,500)   5,270,200
Restricted cash and certificate deposit                        427,400      (389,900)      37,500
Rents receivable                                               569,300       (15,400)     553,900
Escrow deposits                                                 39,800                     39,800
Prepaid expenses                                               160,500      (160,400)         100
Other assets (primarily loan acquisition costs
  net of accumulated amortization)                              38,300       (31,700)       6,600
                                                          ------------  ------------  -----------
                                                          $ 44,203,900  $(12,809,000) $31,394,900
                                                          ============  ============  ===========

                                LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                                  $ 27,179,300  $(12,521,200) $14,658,100
  Accounts payable and accrued expenses                      1,132,000      (379,800)     752,200
  Due to Affiliates                                             33,000          (800)      32,200
  Security deposits                                            401,500      (389,900)      11,600
  Other liabilities                                             51,600       (17,700)      33,900
                                                          ------------  ------------  -----------
                                                            28,797,400   (13,309,400)  15,488,000
                                                          ------------  ------------  -----------
Partners' (deficit) capital:
  General Partner                                             (249,800)       50,000     (199,800)
  Limited Partners (43,861 Units authorized,
    issued and outstanding)                                 15,656,300       450,400   16,106,700
                                                          ------------  ------------  -----------
                                                            15,406,500       500,400   15,906,900
                                                          ------------  ------------  -----------
                                                          $ 44,203,900  $(12,809,000) $31,394,900
                                                          ============  ============  ===========

   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)


                                                            Statement of
                                                             Income and
                                                            Expenses for
                                                              the Nine      Pro Forma
                                                               Months       Adjustments    Pro Forma
                                                                Ended      for Currently  Statement of
                                                              September       Disposed     Income and
                                                              30, 1994        Property      Expenses
                                                            ------------   -------------   -----------
Income:
  Rental                                                      $4,416,700    $(1,405,600)    $3,011,100
  Interest                                                       150,600         (1,700)       148,900
                                                            ------------   ------------    -----------
                                                               4,567,300     (1,407,300)     3,160,000
                                                            ------------   ------------    -----------
Expenses:
  Property operating                                           1,318,800       (442,900)       875,900
  Interest                                                     1,304,400       (584,900)       719,500
  Real estate taxes and insurance                              1,047,600       (633,200)       414,400
  Depreciation and amortization                                  942,900       (397,100)       545,800
  Repairs and maintenance                                        490,800       (188,000)       302,800
  General and administrative                                     135,600         (2,500)       133,100
                                                            ------------   ------------    -----------
                                                               5,240,100     (2,248,600)     2,991,500
                                                            ------------   ------------    -----------
Net (loss) income                                             $ (672,800)   $   841,300     $  168,500
                                                            ============   ============    ===========
Net (loss) income allocated to General Partner                $   (6,700)   $     8,400     $    1,700
                                                            ============   ============    ===========
Net (loss) income allocated to Limited Partners               $ (666,100)   $   832,900     $  166,800
                                                            ============   ============    ===========
Net (loss) income allocated to Limited Partners per Unit
  (43,861 Units authorized, issued and outstanding)           $   (15.19)   $     18.99     $     3.80
                                                            ============   ============    ===========


   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)


                                                           Statement of
                                                            Income and
                                                           Expenses for    Pro Forma
                                                             the Year      Adjustments    Pro Forma
                                                              Ended       for Currently  Statement of
                                                             December        Disposed     Income and
                                                             31, 1993        Property      Expenses
                                                           ------------   -------------  ------------
Income:
  Rental                                                    $ 7,057,300    $(2,476,300)   $ 4,581,000
  Interest                                                      119,900         (2,000)       117,900
                                                           ------------   ------------   ------------
                                                              7,177,200     (2,478,300)     4,698,900
                                                           ------------   ------------   ------------
Expenses:
  Property operating                                          1,754,700       (565,600)     1,189,100
  Interest                                                    1,413,400       (545,900)       867,500
  Real estate taxes and insurance                             1,412,100       (871,100)       541,000
  Depreciation and amortization                               1,280,300       (519,800)       760,500
  Repairs and maintenance                                       665,800       (251,000)       414,800
  General and administrative                                    162,600           (300)       162,300
                                                           ------------   ------------   ------------
                                                              6,688,900     (2,753,700)     3,935,200
                                                           ------------   ------------   ------------
Income before (loss) on sale of land parcel
  and provisions for value impairment                           488,300        275,400        763,700

(Loss) on sale of land parcel                                   (20,800)                      (20,800)

Provisions for value impairment                              (7,000,000)     5,500,000     (1,500,000)
                                                           ------------   ------------   ------------
Net (loss)                                                  $(6,532,500)   $ 5,775,400    $  (757,100)
                                                           ============   ============   ============
Net (loss) allocated to General Partner                     $   (65,300)   $    57,800    $    (7,500)
                                                           ============   ============   ============
Net (loss) allocated to Limited Partners                    $(6,467,200)   $ 5,717,600    $  (749,600)
                                                           ============   ============   ============
Net (loss) allocated to Limited Partners per Unit
  (43,861 Units authorized, issued and outstanding)         $   (147.45)  $     130.36    $    (17.09)
                                                           ============   ============   ============

   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                     NOTES TO PRO FORMA BALANCE SHEET AND
                       STATEMENTS OF INCOME AND EXPENSES


1) For the purpose of the Pro Forma Balance Sheet, the accounts for land, buildings and improvements, loan acquisition costs and accumulated depreciation and amortization have been adjusted to reflect the disposition of the Property as of September 30, 1994.

2) Cash and cash equivalents on the Pro Forma Balance Sheet includes the effects of the net cash outlay by the Partnership as a result of the disposition of the Property.

3) Restricted cash and security deposits on the Pro Forma Balance Sheet have been adjusted to reflect the Partnership's relinquishment of security deposits to the mortgage holder.

4) Rents receivable, prepaid expenses, other assets, accounts payable and accrued expenses, due to Affiliates and other liabilities on the Pro Forma Balance Sheet have been adjusted to reflect the disposition of the Property as of September 30, 1994.

5) Mortgage loans payable on the Pro Forma Balance Sheet has been adjusted to reflect the Partnership's relief of the mortgage loan encumbering the Property.

6) For the purpose of the Pro Forma Statements of Income and Expenses the adjustments to the income and expenses reflect the operations of the Property.

7) In anticipation of an eventual loss on the disposition of the Property, a provision for value impairment in the amount of $5,500,000 was recorded as of December 31, 1993 to reduce the Partnership's book value of the Property to a value that approximated the outstanding mortgage balance.